www.matw.com | Nasdaq: MATW First Quarter Fiscal 2026 Earnings Review February 4, 2026 Joseph C. Bartolacci President and Chief Executive Officer Daniel E. Stopar Chief Financial Officer and Treasurer

© 2026 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Matthews International Corporation and its consolidated subsidiaries (collectively “Matthews” or the “Company”) regarding the future, including statements regarding the anticipated benefits and risks associated with the joint venture transaction with Peninsula Parent LLC, d.b.a. Propelis Group ("Propelis") and the timing thereof, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include risks to our ability to achieve the anticipated benefits of the joint venture transaction with Propelis that closed in fiscal year 2025, changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, and conflicts and related sanctions or trade restrictions involving Venezuela, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board of Directors, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provides management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2026 Matthews International Corporation. All Rights Reserved. 4 BRAND SOLUTIONS MEMORIALIZATION • Higher sales volumes for caskets and cemetery memorials • Benefits from acquisition of The Dodge Company • Benefits from ongoing productivity and cost reduction initiatives and inflationary price realization • Divestiture of SGK Business completed on May 1, 2025 • Segment consists entirely of Propelis investment following Q1 2026 divestiture of the European roto-gravure packaging business • Portion of earnings in Propelis recognized on 3 month lag BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Divestiture of Warehouse business on December 31, 2025 • Initial beta installations of the MPERIA® Axian Inkjet (XIJ) systems are performing well • Engineering business remains challenged by the impact of the Tesla litigation • Expect to convert interest from other customers in energy storage solutions to orders in second half of fiscal 2026

© 2026 Matthews International Corporation. All Rights Reserved. Key Drivers • Maintaining adjusted EBITDA guidance of at least $180 million (including our estimated 40% share of Propelis and income from preferred equity investment in Propelis) • Solid performance expected for the Memorialization segment • Interest from customers in dry battery electrode solutions remains very strong. Anticipate interest will start to convert to orders in the second half of fiscal 2026. • Strategic alternative review process remains ongoing OUTLOOK FOR FISCAL 2026 5

FINANCIAL OVERVIEW

© 2026 Matthews International Corporation. All Rights Reserved. Q1 2026 SUMMARY 7 ($ in millions except per-share amounts) Q1 Q1 2025 Q1 2026 Sales $ 401.8 $ 284.8 Diluted (loss) earnings per share $ (0.11) $ 1.39 Non-GAAP Adjusted EPS* $ 0.14 $ (0.19) Net (loss) income attributable to Matthews $ (3.5) $ 43.6 Adjusted EBITDA* $ 40.0 $ 35.2 Highlights Sales • Higher sales for Memorialization segment for the current quarter, primarily reflecting the recent acquisition of The Dodge Company • Lower engineering sales • Divestiture of SGK Business completed on May 1, 2025 GAAP EPS • Net gain on divestitures of Warehouse and European packaging and tooling businesses • Higher litigation and other strategic initiative costs Adjusted EPS • Lower adjusted EBITDA • Unfavorable impact of foreign losses with no tax benefit Adjusted EBITDA • Lower adjusted EBITDA for the Industrial Technologies segment offset partially by higher adjusted EBITDA for the Memorialization segment * See supplemental slides for Adjusted EPS, Adjusted EBITDA, constant currency sales, constant currency adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $190.5 $204.2 FY2025 FY2026 $36.6 $38.9 FY2025 FY2026 19.2% 19.1% ($ in millions) Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Benefits from acquisition of The Dodge Company • Higher sales volumes for caskets and cemetery memorials • Improved price realization Adjusted EBITDA • Improved price realization and productivity and cost savings actions • Higher material and labor costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $80.5 $69.0 Q1 FY2025 Q1 FY2026 $1.8 $(4.5) Q1 FY2025 Q1 FY2026 2.3% (6.5)% Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Energy storage sales impacted by customer delays • Divestiture of European Tooling business completed on December 1, 2025 Adjusted EBITDA • Impact of lower sales of engineered products • Unfavorable sales mix for warehouse automation solutions • Benefits from cost-reduction initiatives • Lower compensation expense * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. BRAND SOLUTIONS ($ in millions) * See supplemental slides for Adjusted EBITDA and other important disclaimers regarding Matthews’ use of Non-GAAP measures 10 15.4% 12.9% $130.8 $11.6 FY2025 FY2026 $12.3 $12.7 FY2025 FY2026 Q1 Sales Q1 Adjusted EBITDA* Sales • Divestiture of SGK Business completed on May 1, 2025 • Divestiture of European Packaging business completed on December 1, 2025 • Segment prospectively consists entirely of Propelis investment Adjusted EBITDA • Inclusion of the Company's portion (40% ownership interest) of Propelis' adjusted EBITDA reported on a one-quarter lag

© 2026 Matthews International Corporation. All Rights Reserved. • YTD cash flows reflected costs related to divestitures, legal costs, and other strategic initiatives • Outstanding debt reduced $174 million in Q1, utilizing proceeds from divestitures • Quarterly dividend of $0.255/share, payable 2/23/2026 CAPITALIZATION AND CASH FLOWS 11 Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $710.8 $537.0 $678.4 $505.7 09/30/25 12/31/25 ($ in millions) Cash $32.4 $31.4 9/30/25 12/31/25 Operating Cash Flow $(25.0) $(52.0) YTD FY2025 YTD FY2026 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

SUPPLEMENTAL INFORMATION

© 2026 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, and constant currency adjusted EBITDA, and net debt. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Net income (loss)	**$ 43,629**	**$ (3,472)**
Income tax provision (benefit)	40,789	(2,358)
Income (loss) before income taxes	**$ 84,418**	**$ (5,830)**
Propelis depreciation, amortization, interest and other items (1)	15,203	—
Interest expense, including RPA and factoring financing fees (2)	15,301	16,854
Depreciation and amortization *	12,696	22,504
Acquisition and divestiture related items (3)**	1,118	577
Strategic initiatives and other items (4)**†	15,250	615
Gains (losses) on divestitures, net	(113,209)	—
Highly inflationary accounting losses (primarily non-cash) (5)	16	191
Stock-based compensation	4,407	4,979
Non-service pension and postretirement expense (6)	38	133
Total Adjusted EBITDA	**$ 35,238**	**$ 40,023**
Adjusted EBITDA margin	*12.4 %*	*10.0 %*

(1) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other items incurred by Propelis.

(2) Includes fees for receivables sold under the RPA and factoring arrangements totaling $668 and $1,172 for the three months ended December 31, 2025 and 2024, respectively.

(3) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(4) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $8,997 and $6,867 for the three months ended December 31, 2025 and 2024, respectively. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,702. Fiscal 2025 also includes loss recoveries totaling $1,170 for the three months ended December 31, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(5) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $8,147 and $7,202 for the Memorialization segment, $3,478 and $5,674 for the Industrial Technologies segment, $609 and $8,860 for the Brand Solutions segment, and $462 and $768 for Corporate and Non-Operating, for the three months ended December 31, 2025 and 2024, respectively.

** Acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges were $69 and $1,303 for the Memorialization segment, $10,353 and $4,119 for the Industrial Technologies segment, $3,493 and $714 for the Brand Solutions segment, and charges of $2,453 and income of $4,944 for Corporate and Non-Operating, for the three months ended December 31, 2025 and 2024, respectively.

† Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling expenses of $1,523 and $313 for the three months ended December 31, 2025 and 2024, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
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ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended December 31,			
	2025		2024	
		per share		*per share*
Net income (loss) attributable to Matthews	**$ 43,629**	**$ 1.39**	**$ (3,472)**	**$ (0.11)**
Acquisition and divestiture costs [(1)]	777	0.03	355	0.01
Strategic initiatives and other charges [(2)]	12,569	0.40	704	0.02
Gain on divestitures, net	(72,295)	(2.30)	—	—
Highly inflationary accounting losses (primarily non-cash) [(3)]	16	—	191	0.01
Non-service pension and postretirement expense [(4)]	28	—	100	—
Amortization	2,224	0.07	6,456	0.21
Propelis amortization and other unusual items [(5)]	7,041	0.22	—	—
Adjusted net (loss) income	**$ (6,011)**	**$ (0.19)**	**$ 4,334**	**$ 0.14**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 41.2% and 22.9% for the three months ended December 31, 2025 and December 31, 2024, respectively.

(1) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $8,997 and $6,867 for the three months ended December 31, 2025 and 2024, respectively. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,702. Fiscal 2025 also includes loss recoveries totaling $1,170 for the three months ended December 31, 2024 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(5) Represents the Company's portion of amortization and other items incurred by Propelis.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
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© 2026 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA. 16 CONSTANT CURRENCY SALES AND ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands) Memorialization Industrial Technologies Brand Solutions Corporate and Non- Operating Consolidated Reported sales for the three months ended December 31, 2025 $ 204,175 $ 69,015 $ 11,573 $ — $ 284,763 Changes in foreign exchange translation rates (485) (2,874) 804 — (2,555) Constant currency sales for the three months ended December 31, 2025 $ 203,690 $ 66,141 $ 12,377 $ — $ 282,208 Reported adjusted EBITDA for the three months ended December 31, 2025 $ 38,949 $ (4,458) $ 12,694 $ (11,947) $ 35,238 Changes in foreign exchange translation rates (35) 284 (55) (65) 129 Constant currency adjusted EBITDA for the three months ended December 31, 2025 $ 38,914 $ (4,174) $ 12,639 $ (12,012) $ 35,367

© 2026 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 December 31, 2025 September 30, 2025 Long-term debt, current maturities $ 7,271 $ 7,230 Long-term debt 529,756 703,602 Total debt 537,027 710,832 Less: Cash and cash equivalents (31,357) (32,433) Net Debt $ 505,670 $ 678,399 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)